                                                                 Exhibit 10.1(b)

                    SECOND AMENDMENT TO THE CREDIT AGREEMENT

      SECOND AMENDMENT, dated as of December 3, 2003 (the "Amendment"), to the Credit Agreement, dated as of January 31, 2003, as amended by the First Amendment dated as of March 19, 2003 (the "Credit Agreement"), among VIASYSTEMS GROUP, INC. ("Holdings"), VIASYSTEMS, INC. (the "Borrower"), the several banks and other financial institutions from time to time parties thereto (the "Lenders") and JPMORGAN CHASE BANK, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:

      WHEREAS, Holdings, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement;

      WHEREAS, the Borrower has requested that the Lenders agree to amend the Credit Agreement as provided herein; and

      WHEREAS, the parties hereto are willing to agree to such amendment, but only upon the terms and subject to the conditions set forth herein;

      NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

      1. Defined Terms. Unless otherwise defined herein, capitalized terms that are defined in the Credit Agreement are used herein as therein defined.

      2. Amendment to Subsection 1.1--Consolidated EBITDA. The definition of "Consolidated EBITDA" contained in subsection 1.1 of the Credit Agreement is hereby amended by (a) adding the following new subclause (xi) to the end of clause (A) thereof:

      "and (xi) any Permitted Management Fees accrued but not paid in cash"

and (b) adding the following new subclause (iii) to the end of clause (B) thereof:

      "and (iii) any cash payments in respect of accrued Permitted Management Fees referred to in clause (A)(xi) above to the extent not already reflected as a charge in the statement of such Net Income for such period"

      3. Amendment to Subsection 1.1--Consolidated Total Debt. The definition of "Consolidated Total Debt" contained in subsection 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

      "Consolidated Total Debt": at a particular date, with respect to the Borrower, (a) the aggregate principal amount of Indebtedness under this Agreement, Financing Leases, purchase money

      Indebtedness, and any other Indebtedness for borrowed money of the Borrower and its Subsidiaries at such date in conformity with GAAP, including unreimbursed drawings in respect of Revolving Letters of Credit but excluding undrawn letters of credit and Specified Indebtedness minus
      (b) cash and Cash Equivalents then held by the Borrower and its Subsidiaries and not subject to any Lien other than Liens created by the Loan Documents.

      4. Amendment to Subsection 1.1--Indebtedness. The definition of "Indebtedness" contained in subsection 1.1 of the Credit Agreement is hereby amended by adding the words "and accrued Permitted Management Fees" to the end of the parenthetical contained in clause (b) thereof.

      5. Amendment to Subsection 1.1--New Definitions. Subsection 1.1 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

      "Permitted Management Fees": as defined in subsection 11.11.

      "Specified Additional Senior Subordinated Indebtedness": any Additional Senior Subordinated Indebtedness issued as a condition precedent to the effectiveness of the Second Amendment to this Agreement.

      6. Amendment to Subsection 5.3(a). Section 5.3(a) of the Credit Agreement is hereby amended by adding the following sentence to the end thereof:

      "Notwithstanding the foregoing, if the aggregate gross cash proceeds of the Specified Additional Senior Subordinated Indebtedness exceed $200,000,000, only 50% of the Net Cash Proceeds associated with such excess shall be required to be applied as described in this paragraph
      (a)."

      7. Amendment to Subsection 5.3(c). Subsection 5.3(c) of the Credit Agreement is hereby amended by changing the percentage "75%" to "50%".

      8. Amendment to Subsection 5.3(d). Subsection 5.3(d) of the Credit Agreement is hereby amended by adding the following sentence to the end thereof:

      "Notwithstanding the foregoing, Net Cash Proceeds of Specified Additional Senior Subordinated Indebtedness may be applied to the installments of the Tranche B Term Loans in forward order of maturity."

      9. Amendment to Subsection 9.2. Subsection 9.2 of the Credit Agreement is hereby amended by replacing each of paragraphs (c) and (d) thereof with the reference "[INTENTIONALLY OMITTED]".

      10. Amendment to Subsection 11.1(a). The table contained in Subsection 11.1(a) of the Credit Agreement is hereby replaced with the following table:

Calendar Quarter                            Ratio
----------------                            -----
2003     4th                            1.85 to 1.00
2004     1st                            1.85 to 1.00
         2nd                            1.85 to 1.00
         3rd                            1.85 to 1.00
         4th                            1.85 to 1.00

2005     1st                            1.95 to 1.00
         2nd                            2.05 to 1.00
         3rd                            2.10 to 1.00
         4th                            2.20 to 1.00
2006     1st                            2.30 to 1.00
         2nd                            2.35 to 1.00
         3rd                            2.40 to 1.00
         4th                            2.45 to 1.00
2007     1st                            2.45 to 1.00
         2nd                            2.50 to 1.00
         3rd                            2.50 to 1.00
         4th                            2.55 to 1.00
2008     1st                            2.60 to 1.00
         2nd                            2.60 to 1.00

      11. Amendment to Subsection 11.1(b). The table contained in Subsection 11.1(b) of the Credit Agreement is hereby replaced with the following table:

Calendar Quarter                   Ratio
----------------                   -----
2003     4th                    6.40 to 1.00
2004     1st                    6.40 to 1.00
         2nd                    6.40 to 1.00
         3rd                    6.40 to 1.00
         4th                    6.25 to 1.00
2005     1st                    6.15 to 1.00
         2nd                    6.00 to 1.00
         3rd                    5.80 to 1.00
         4th                    5.60 to 1.00
2006     1st                    5.40 to 1.00
         2nd                    5.35 to 1.00
         3rd                    5.30 to 1.00
         4th                    5.30 to 1.00
2007     1st                    5.25 to 1.00
         2nd                    5.25 to 1.00
         3rd                    5.25 to 1.00
         4th                    5.20 to 1.00
2008     1st                    5.15 to 1.00
         2nd                    5.15 to 1.00

      12. Amendment to Subsection 11.1(c). Subsection 11.1(c) of the Credit Agreement is hereby replaced with the reference "[INTENTIONALLY OMITTED]".

      13. Amendment to Subsection 11.2(n). Subsection 11.2(n) of the Credit Agreement is hereby amended by inserting the following parenthetical at the end of clause (i) thereof: "(except as otherwise expressly provided therein)".

      14. Amendment to Subsection 11.8(a). Subsection 11.8(a) of the Credit Agreement is hereby replaced with the following:

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

      "(a) Make or commit to make any Capital Expenditure except for expenditures in the ordinary course of business not exceeding, in the aggregate for the Borrower and its Subsidiaries during any fiscal year set forth below, the amount set forth opposite such fiscal year below:

Fiscal Year               Amount
-----------               ------
   2003                 $ 92,000,000
   2004                 $103,000,000
   2005                 $112,000,000
   2006                 $117,000,000
   2007                 $117,000,000
   2008                 $ 57,200,000

      ; provided that 100% of any amount not used in any fiscal year may be carried forward only into the next succeeding fiscal year; provided, further, that Capital Expenditures made pursuant to this subsection during any such fiscal year shall be deemed made, first, in respect of amounts permitted for such fiscal year as provided above and, second, in respect of amounts carried over from the prior fiscal year pursuant to the proviso above."

      15. Amendment to Subsection 11.11. Subsection 11.11 of the Credit Agreement is hereby amended by replacing the last sentence thereof with the following sentence:

      "Notwithstanding anything to the contrary in this Agreement (including the foregoing clauses (a) and (b)), neither Holdings nor any of its Subsidiaries shall accrue or make any payment with respect to any management fee (i) to any Affiliate of Holdings or any of its Subsidiaries or (ii) to HMTF or any of its Affiliates, except that a management fee may be accrued in respect of each fiscal year of the Borrower (commencing with the 2003 fiscal year) in an amount equal to the lesser of (x) 2% of Consolidated EBITDA for such fiscal year and (y) $1,500,000, which accrual shall be deemed earned upon delivery of financial statements for such fiscal year in accordance with subsection 10.1(a) and may be paid in cash at any time on or after the date on which it has been so earned (such management fees, "Permitted Management Fees")."

      16. Amendment to Subsection 11.18. Subsection 11.18 of the Credit Agreement is hereby amended by changing the amount "$5,000,000" to "$15,000,000".

      17. Conditions to Effectiveness of this Amendment. This Amendment shall become effective upon the date when the following conditions are satisfied or waived (provided that all such conditions must be satisfied on or prior to January 31, 2004):

            (a) Amendment to Credit Agreement. The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered by Holdings and the Borrower;

            (b) Lender Consent Letters. The Administrative Agent shall have received Lender Consent Letters (or facsimile transmissions thereof) with respect to this Amendment, duly executed and delivered by the Required Lenders and by the Majority Facility Lenders in respect of the Tranche B Term Facility, consenting to the execution of this Amendment by the Administrative Agent;

            (c) Consent Fee. The Administrative Agent shall have received, for the account of each Lender that has submitted to the Administrative Agent an executed Lender Consent Letter no later than 5:00 p.m., New York City time, on December 3, 2003, a consent fee in an amount equal to 0.25% of the aggregate amount of each such Lender's Assumed Letter of Credit Commitment, Revolving Credit Commitment and outstanding principal amount of Tranche B Term Loan (determined after giving effect to the mandatory prepayment thereof resulting from the issuance of the Specified Additional Senior Subordinated Indebtedness);

            (d) Specified Additional Senior Subordinated Indebtedness. The Borrower shall have received aggregate gross cash proceeds from the issuance of Additional Senior Subordinated Indebtedness in an amount equal to at least $200,000,000;

            (e) No Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the transactions (including the amendments to the Credit Agreement) contemplated herein; and

            (f) Representations and Warranties. Each of the representations and warranties made by the Credit Parties in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the date hereof, before and after giving effect to the effectiveness of this Amendment, as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to a specific earlier date, in which case such representations and warranties were true and correct as of such earlier date.

      18. Continuing Effect of the Credit Agreement. This Amendment shall not constitute an amendment or waiver of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any further or future action on the part of the Credit Parties that would require an amendment, waiver or consent of the Lenders or Administrative Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

      19. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile or other suitable means of electronic transmission of a signed counterpart, such as a pdf file), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

      20. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

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

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                           VIASYSTEMS GROUP, INC.

                                           By: /s/ DAVID J. WEBSTER
                                               ---------------------------
                                           Name:  David J. Webster
                                           Title: Senior VP and Secretary

                                           VIASYSTEMS, INC.

                                           By: /s/ DAVID J. WEBSTER
                                               ---------------------------
                                           Name:  David J. Webster
                                           Title: Senior VP and Secretary

                                           JPMORGAN CHASE BANK, as
                                           Administrative Agent

                                           By: /s/ JONATHAN KATZ
                                               ---------------------------
                                           Name:  Jonathan Katz
                                           Title: Vice President

                              LENDER CONSENT LETTER

                        VIASYSTEMS, INC. CREDIT AGREEMENT
                          DATED AS OF JANUARY 31, 2003

To:   JPMorgan Chase Bank, as Administrative Agent
      270 Park Avenue
      New York, New York 10017

Ladies and Gentlemen:

            Reference is made to the Credit Agreement, dated as of January 31, 2003 (as amended, supplemented or otherwise modified prior to the date hereof, the "Credit Agreement"), among Viasystems Group, Inc., Viasystems, Inc. (the "Borrower"), the several banks and other financial institutions from time to time parties thereto and JPMorgan Chase Bank, as Administrative Agent. Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are so used as so defined.

            The Borrower has requested certain amendments to the Credit Agreement on the terms described in the Second Amendment to the Credit Agreement in the form attached hereto as Exhibit A (the "Second Amendment").

            Pursuant to Section 15.1 of the Credit Agreement, the undersigned Lender hereby consents to the execution by the Administrative Agent of the Second Amendment.

                                    Very truly yours,

                                    ____________________________________________
                                    (NAME OF LENDER)

                                    By:_________________________________________
                                    Name:
                                    Title:

Dated as of December 3, 2003